UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

HARRIS & HARRIS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Broadway New York, New York 10018
(Address, including zip code, of Principal Executive Offices)
(212) 582-0900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 30, 2016, Harris & Harris Group, Inc., issued a press release announcing that it was extending the deadline for accredited investors interested in purchasing a limited amount of equity interests in H&H Co-Investment Partners, LLC D-Wave Series J, an investment series created to invest in future rounds of financing of D-Wave Systems, Inc., to finalize participation amounts until mid-July 2016. The offering is being facilitated by BANQ®, the online division of TriPoint Global Equities LLC, a FINRA member and registered broker-dealer, and is conducted under Rule 506(c) of Regulation D promulgated by the SEC under the Securities Act. All equity interests issued by H&H Co-Investment Partners are being offered by TriPoint Global Equities.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.     Description

99.1        Press Release dated June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS & HARRIS GROUP, INC.

Date:	June 30, 2016	By:	/s/ Daniel B. Wolfe
Daniel B. Wolfe
President

EXHIBIT INDEX

Exhibit No.     Description

99.1        Press Release dated June 30, 2016